Investor Relations Contact: Jeff Misakian, Valeant Pharmaceuticals 714-545-0100 ext. 3309	Media Relations Contact: Dan Springer, Valeant Pharmaceuticals 714-545-0100 ext. 3381
VALEANT PHARMACEUTICALS REPORTS
THIRD QUARTER 2005 RESULTS
— Revenues Increase 23 Percent; Product Sales Advance 21 Percent —

     COSTA MESA, Calif., November 3, 2005 — Valeant Pharmaceuticals International (NYSE: VRX) today announced results for the third quarter of 2005 that reflect double-digit growth in product sales, continued focus on operating expenses and improved operating profitability.
Third Quarter 2005 vs. Third Quarter 2004 Highlights:
•	Revenues increased 23 percent to $205.0 million compared to $166.4 million.

•	Product sales increased 21 percent to $183.0 million compared to $151.1 million.

•	Ribavirin royalties increased 43 percent to $22.0 million compared to $15.3 million.

•	Net loss was $3.7 million, or $0.04 per diluted share, compared to a net loss of $15.9 million, or $0.19 per diluted share.

•	Adjusting for certain non-GAAP items, adjusted income from continuing operations was $6.9 million, or $0.07 per diluted share, compared to $2.4 million, or $0.03 per diluted share.
     A reconciliation of GAAP to non-GAAP results is provided in Tables 2-4.
     Timothy C. Tyson, Valeant’s president and chief executive officer, said, “Our performance in the third quarter was fueled by the growth of our key promoted brands, including strategic products acquired earlier in the year. In particular, the launch of the Diastat(R) AcuDial™ brand generated significant sales and was achieved quickly because of the efforts of our regulatory and marketing teams who worked closely with the FDA. Because of our revenue expansion and continued improvement in metric performance, operating income from our specialty pharmaceutical business was up 17 percent in the quarter and adjusted income from continuing operations was substantially ahead of the prior year.”
Revenues:
     The increase in product sales in the 2005 third quarter was led by the addition and growth of products that were purchased from Xcel Pharmaceuticals in early 2005 and growth in other key promoted brands. Acquired products have become a key component of the company’s promoted brands and, per the company’s strategic plan, have contributed significantly to growth. Overall, promoted brands grew 55 percent in the 2005 third quarter, primarily due to the addition and growth of products acquired in the Xcel transaction, including Diastat(R) and Migranal(R), and increased sales of other products such as Bedoyecta™ and Kinerase(R). Sales of Xcel products totaled $22.9 million in the 2005 third quarter, 30 percent higher than the $17.5 million in sales recorded by Xcel in the 2004 third quarter.
     The impact of foreign currency translation increased product sales by $6.2 million and operating income by $2.0 million in the 2005 third quarter, compared to the same period last year.
     The increase in ribavirin royalty revenue was primarily due to sales of ribavirin in Japan.
Regional Sales Performance:
     North America product sales increased 65 percent in the 2005 third quarter to $60.5 million compared to $36.6 million in the same period last year. The increase in North America was primarily driven by the addition and growth of acquired products, particularly Diastat and Migranal. Diastat sales were $17.5 million in the 2005 third quarter and reflected higher demand and the launch of the Diastat AcuDial delivery system. Growth of other promoted brands, such as Kinerase and Cesamet™ also contributed to the increase in North America.
     European product sales increased slightly in the 2005 third quarter to $61.7 million, compared to $61.5 million in the same period last year. Foreign currency translation in the European region increased sales by $1.8 million. A number of products in Europe, including Bisocard, Mestinon(R), and Dermatix™ performed well. The pricing environment in Europe continues to be challenging and performance in the quarter was impacted by government-imposed price reductions in many countries.
     Sales in Latin America increased 13 percent to $43.4 million in the 2005 third quarter, compared to $38.5 million in the same period last year. The increase was primarily due to a 90 percent increase in sales of Bedoyecta in the quarter. Foreign currency translation contributed $3.3 million to the Latin American sales increase.
     Sales in the Asia, Australia and Africa (AAA) region increased 20 percent in the 2005 third quarter to $17.4 million, compared to $14.5 million in the same period last year, primarily due to increased sales of regional products such as Nyal™ and Reptilase(R).
Financial Metrics:
     The company’s gross margin on product sales increased for the 2005 third quarter to 70 percent, compared to 67 percent in the same period last year. The improved gross margin primarily reflects increased sales in North America, a favorable mix of higher margin products and the company’s manufacturing improvement efforts. In addition, the company took a $1.1 million charge in its Latin America cost of goods sold for assets that should have been eliminated in 1999 associated with products sold through its Brazilian operations.
     Selling expense as a percent of product sales was 32 percent for the 2005 third quarter, compared to 30 percent in the same period last year. General and administrative expenses were 15

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percent of product sales for the 2005 third quarter, compared to 14 percent, adjusted for non-GAAP items, in the same period last year. The increases reflect the company’s expanded neurology business, promotional costs related to increased activity and line extensions for promoted products and investments in infrastructure to support the growth of the company.
     Research and development expenses were 16 percent of product sales for the 2005 third quarter, compared to 17 percent in the same period last year. Research and development costs continue to reflect investments in the company’s late-stage pipeline for the development of Viramidine(R), pradefovir and retigabine.
Balance Sheet Information:
     Cash and marketable securities at September 30, 2005 totaled $385 million, compared to $462 million at December 31, 2004. The reduction of cash was primarily due to the acquisition of Xcel Pharmaceuticals.
Conference Call Information:
     Valeant will host a conference call today at 10:00 a.m. EST (7:00 a.m. PST) to discuss its 2005 third quarter results. The dial-in number to participate on this call is (877) 295-5743, confirmation code 1259446. International callers should dial (706) 679-0845, confirmation code 1259446. The company will also webcast the conference call live over the Internet. The webcast may be accessed through the investor relations section of Valeant’s corporate Web site at www.valeant.com.
About Valeant:
     Valeant Pharmaceuticals International (NYSE: VRX) is a global, publicly traded, research-based specialty pharmaceutical company that discovers, develops, manufactures and markets pharmaceutical products primarily in the areas of neurology, infectious disease and dermatology. More information about Valeant can be found at www.valeant.com.
     Viramidine, Diastat, Diastat AcuDial, Migranal, Kinerase, Mestinon, Bedoyecta, Dermatix, Cesamet, Nyal and Reptilase are trademarks or registered trademarks of Valeant Pharmaceuticals International or its related companies. All other trademarks are the trademarks or the registered trademarks of their respective owners.
FORWARD-LOOKING STATEMENTS:
     This press release may contain forward-looking statements that are based on management’s current expectations and involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to projections of future sales, returns on invested assets and clinical development, regulatory approval processes, marketplace acceptance of the company’s products, success of the company’s strategic repositioning initiatives and the ability of management to execute them, cost-cutting measures, success of the company’s strategic plan and the ability to achieve financial targets and cost reduction goals, general economic factors and business and capital market

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conditions, general industry trends, changes in tax law requirements and government regulation, adverse events that would require clinical trials to be prematurely terminated, clinical results that indicate continuing clinical and commercial pursuit of product candidates is not advisable, and the fact that Phase 2 clinical trial results are not always indicative of those seen in Phase 3 clinical trials, and other risks detailed from time to time in Valeant’s SEC filings. Valeant wishes to caution the reader that these factors, as well as other factors described in Valeant’s SEC filings, are among the factors that could cause actual results to differ materially from the expectations described in the forward-looking statements. Valeant also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this release. The company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this release or to reflect actual outcomes.
Financial Tables Follow
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Table 1
Valeant Pharmaceuticals International
Consolidated Condensed Statement of Income
For the three and nine months ended September 30, 2005 and 2004

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2005	2004	% Change	2005	2004	% Change
(In thousands, except per share data)

Product sales	$183,004	$151,099	21%	$525,635	$431,058	22%
Ribavirin royalties	21,953	15,333	43%	65,494	63,444	3%

Total revenues	204,957	166,432	23%	591,129	494,502	20%

Cost of goods sold	55,694	49,264	13%	157,355	141,914	11%
Selling expenses	59,017	45,046	31%	173,286	146,363	18%
General and administrative expenses	26,665	24,962	7%	77,227	73,686	5%
Research and development costs	28,883	25,045	15%	82,166	64,429	28%
Acquired in-process research and development (a)	—	—	—	126,399	11,770	974%
Restructuring charges (b)	135	(69)	(296%)	506	20,116	(97%)
Amortization expense	15,782	14,094	12%	46,961	41,514	13%

	186,176	158,342	18%	663,900	499,792	33%

Income (loss) from operations	18,781	8,090		(72,771)	(5,290)

Interest expense, net	(6,884)	(7,748)		(20,494)	(30,821)
Loss on early extinguishment of debt	—	(13,994)		—	(19,892)
Other expense, net including translation and exchange	(1,207)	(515)		(5,629)	(2,193)

Income (loss) from continuing operations before provision for income taxes and minority interest	10,690	(14,167)		(98,894)	(58,196)

Provision (benefit) for income taxes	15,319	(5,550)		41,745	(11,831)
Minority interest	184	(81)		489	8

Loss from continuing operations	(4,813)	(8,536)		(141,128)	(46,373)

Income (loss) from discontinued operations, net	1,123	(7,365)		(2,368)	(24,392)

Net loss	$(3,690)	$(15,901)		$(143,496)	$(70,765)

Basic earnings per common share
Loss from continuing operations	$(0.05)	$(0.10)		$(1.54)	$(0.55)
Discontinued operations, net	0.01	(0.09)		(0.03)	(0.29)

Net loss	$(0.04)	$(0.19)		$(1.57)	$(0.84)

Shares used in per share computation	92,626	84,055		91,357	83,795

Diluted earnings per common share
Loss from continuing operations	$(0.05)	$(0.10)		$(1.54)	$(0.55)
Discontinued operations, net	0.01	(0.09)		(0.03)	(0.29)

Net loss	$(0.04)	$(0.19)		$(1.57)	$(0.84)

Shares used in per share computation	92,626	84,055		91,357	83,795

(a)	Expense associated with the write-off of acquired in-process research and development (“IPR&D”) related to the Xcel Pharmaceuticals, Inc. acquisition in 2005 and the Amarin acquisition in 2004.

(b)	Restructuring charges related to our manufacturing rationalization plan. In the third quarter of 2005, we sold a manufacturing site and recorded a net gain on the sale of this site.

Table 2
Valeant Pharmaceuticals International
Consolidated Condensed Statements of Operations and Reconciliation of Non-GAAP Adjustments

	Three Months Ended
	September 30, 2005
		Non-GAAP
	GAAP	Adjustments		Adjusted
(In thousands, except per share data)

Product sales	$183,004	$—		$183,004
Ribavirin royalties	21,953	—		21,953

Total revenues	204,957	—		204,957

Cost of goods sold	55,694	—		55,694
Selling expenses	59,017	—		59,017
General and administrative expenses	26,665	—		26,665
Research and development costs	28,883	—		28,883
Restructuring charges	135	(135	)(a)	—
Amortization expense	15,782	—		15,782

	186,176	(135)		186,041

Income from operations	18,781	135		18,916

Interest expense, net	(6,884)	—		(6,884)
Other expense, net including translation and exchange	(1,207)	—		(1,207)

Income from continuing operations before provision for income taxes and minority interest	10,690	135		10,825

Provision for income taxes	15,319	(11,530	)(b)	3,789
Minority interest	184	—		184

Income (loss) from continuing operations	(4,813)	11,665		6,852

Income (loss) from discontinued operations, net	1,123	(1,780	)(c)	(657)

Net income (loss)	$(3,690)	$9,885		$6,195

Basic earnings per common share
Income (loss) from continuing operations	$(0.05)			$0.07
Discontinued operations, net	0.01			—

Net income (loss)	$(0.04)			$0.07

Shares used in per share computation	92,626			92,626

Diluted earnings per common share
Income (loss) from continuing operations	$(0.05)			$0.07
Discontinued operations, net	0.01			—

Net income (loss)	$(0.04)			$0.07 (d)

Shares used in per share computation	92,626			95,316

(a)	Related to net loss on sale of manufacturing sites.

(b)	The tax adjustment of $11.5 million includes $5.5 million attributable to tax benefits from U.S. net operating losses (“NOL”) not recognized for GAAP purposes and $3.9 million related to the repatriation of foreign earnings related to the American Jobs Creation Act of 2004.

(c)	Net gain on sale of Hungary discontinued operations.

(d)	Shares used in adjusted diluted earnings per share (“EPS”) includes the effect of diluted shares which are anti-dilutive to GAAP EPS.
We use certain non-GAAP financial measures, including adjusted net income (loss) from continuing operations and adjusted earnings per share, both of which exclude acquired IPR&D, sales force reduction costs, restructuring costs, impairment charges and various tax issues. We exclude these items in assessing our financial performance, primarily due to their non-operational nature or because they are outside of our normal operations. The non-GAAP financial measures should not be considered as an alternative to, or more meaningful than the GAAP financial measures.

Table 2.1
Valeant Pharmaceuticals International
Consolidated Condensed Statements of Operations and Reconciliation of Non-GAAP Adjustments

	Three Months Ended
	September 30, 2004
		Non-GAAP
	GAAP	Adjustments		Adjusted
(In thousands, except per share data)

Product sales	151,099	$—		$151,099
Ribavirin royalties	15,333	—		15,333

Total revenues	166,432	—		166,432

Cost of goods sold	49,264	—		49,264
Selling expenses	45,046	(210	)(a)	44,836
General and administrative expenses	24,962	(3,190	)(a),(b)	21,772
Research and development costs	25,045	—		25,045
Restructuring charges	(69)	69	(c)	—
Amortization expense	14,094	—		14,094

	158,342	(3,331)		155,011

Income from operations	8,090	3,331		11,421

Interest expense, net	(7,748)	—		(7,748)
Other expense, net including translation and exchange	(14,509)	13,994	(d)	(515)

Income (loss) from continuing operations before provision for income taxes and minority interest	(14,167)	17,325		3,158

Provision (benefit) for income taxes	(5,550)	6,370	(e)	820
Minority interest	(81)	—		(81)

Income (loss) from continuing operations	(8,536)	10,955		2,419

Loss from discontinued operations, net	(7,365)	—		(7,365)

Net loss	$(15,901)	$10,955		$(4,946)

Basic earnings per common share
Income (loss) from continuing operations	$(0.10)			$0.03
Discontinued operations, net	(0.09)			(0.09)

Net loss	$(0.19)			$(0.06)

Shares used in per share computation	84,055			84,055

Diluted earnings per common share
Income (loss) from continuing operations	$(0.10)			$0.03
Discontinued operations, net	(0.09)			(0.09)

Net loss	$(0.19)			$(0.06)

Shares used in per share computation	84,055			86,543 (f)

(a)	Sales force reduction costs.

(b)	Legal expenses related to the settlement of a bondholder class action lawsuit.

(c)	Restructuring charges were primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severance charges.

(d)	Loss on early extinguishment of debt.

(e)	Tax effect for non-GAAP adjustments.

(f)	Shares used in adjusted diluted EPS includes the effect of diluted shares which are anti-dilutive to GAAP EPS.
See non-GAAP financial measure disclosure on Table 2.

Table 3
Valeant Pharmaceuticals International
Consolidated Condensed Statements of Operations and Reconciliation of Non-GAAP Adjustments

	Nine Months Ended
	September 30, 2005
		Non-GAAP
	GAAP	Adjustments		Adjusted
In thousands, except per share data

Product sales	$525,635	$—		$525,635
Ribavirin royalties	65,494	—		65,494

Total revenues	591,129	—		591,129

Cost of goods sold	157,355	—		157,355
Selling expenses	173,286	—		173,286
General and administrative expenses	77,227	—		77,227
Research and development costs	82,166	—		82,166
Acquired in-process research and development	126,399	(126,399	)(a)	—
Restructuring charges	506	(506	)(b)	—
Amortization expense	46,961	(1,532	)(c)	45,429

	663,900	(128,437)		535,463

Income (loss) from operations	(72,771)	128,437		55,666

Interest expense, net	(20,494)	—		(20,494)
Other expense, net including translation and exchange	(5,629)	—		(5,629)

Income (loss) from continuing operations before provision for income taxes and minority interest	(98,894)	128,437		29,543

Provision for income taxes	41,745	(31,405	)(d)	10,340
Minority interest	489	—		489

Income (loss) from continuing operations	(141,128)	159,842		18,714

Loss from discontinued operations, net	(2,368)	(1,780	)(e)	(4,148)

Net income (loss)	$(143,496)	$158,062		$14,566

Basic earnings per common share
Income (loss) from continuing operations	$(1.54)			$0.20
Discontinued operations, net	(0.03)			(0.04)

Net income (loss)	$(1.57)			$0.16

Shares used in per share computation	91,357			91,357

Diluted earnings per common share
Income (loss) from continuing operations	$(1.54)			$0.20
Discontinued operations, net	(0.03)			(0.04)

Net income (loss)	$(1.57)			$0.16

Shares used in per share computation	91,357			94,612 (f)

(a)	Expense associated with the write-off of acquired IPR&D related to the Xcel Pharmaceuticals acquisition.

(b)	Impairment charge on our manufacturing site in China and net gain on sale of four manufacturing sites.

(c)	Impairment charges on products sold in Spain and North America.

(d)	The acquired IPR&D charge and the restructuring charge are not deductible for income tax purposes. The tax adjustment of $31.4 million includes $22.2 million relating to our estimate of expenses associated with various tax issues raised by the Internal Revenue Service, $15.7 million attributable to U.S. NOLs not recognized for GAAP purposes and $3.9 million related to the repatriation of foreign earnings related to the American Jobs Creation Act of 2004, partially offset by the reversal of foreign tax valuation allowances.

(e)	Net gain on sale of Hungary discontinued operations.

(f)	Shares used in adjusted diluted earnings per share (“EPS”) includes the effect of diluted shares which are anti-dilutive to GAAP EPS.
See non-GAAP financial measure disclosure on Table 2.

Table 3.1
Valeant Pharmaceuticals International
Consolidated Condensed Statements of Operations and Reconciliation of Non-GAAP Adjustments

	Nine Months Ended
	September 30, 2004
		Non-GAAP
	GAAP	Adjustments		Adjusted
In thousands, except per share data

Product sales	$431,058	$—		$431,058
Ribavirin royalties	63,444	—		63,444

Total revenues	494,502	—		494,502

Cost of goods sold	141,914	—		141,914
Selling expenses	146,363	(3,561	)(a)	142,802
General and administrative expenses	73,686	(4,349	)(b)	69,337
Research and development costs	64,429	—		64,429
Acquired in-process research and development	11,770	(11,770	)(c)	—
Restructuring charges	20,116	(20,116	)(d)	—
Amortization expense	41,514	—		41,514

	499,792	(39,796)		459,996

Income (loss) from operations	(5,290)	39,796		34,506

Interest expense, net	(30,821)	—		(30,821)
Other expense, net including translation and exchange	(22,085)	19,892	(e)	(2,193)

Income (loss) from continuing operations before provision for income taxes and minority interest	(58,196)	59,688		1,492

Provision (benefit) for income taxes	(11,831)	12,218	(f)	387
Minority interest	8	—		8

Income (loss) from continuing operations	(46,373)	47,470		1,097

Loss from discontinued operations, net	(24,392)	10,080	(g)	(14,312)

Net loss	$(70,765)	$57,550		$(13,215)

Basic earnings per common share
Income (loss) from continuing operations	$(0.55)			$0.01
Discontinued operations, net	(0.29)			(0.17)

Net loss	$(0.84)			$(0.16)

Shares used in per share computation	83,795			83,795

Diluted earnings per common share
Income (loss) from continuing operations	$(0.55)			$0.01
Discontinued operations, net	(0.29)			(0.16)

Net loss	$(0.84)			$(0.15)

Shares used in per share computation	83,795			86,543 (h)

(a)	Sales force reduction costs.

(b)	Legal expenses related to the settlement of the bondholder class action lawsuit.

(c)	In-process research and development charge related to the acquisition of Amarin.

(d)	Restructuring charges were primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severance charges.

(e)	Loss on early extinguishment of debt.

(f)	Tax effect for non-GAAP adjustments.

(g)	Environmental reserve, net of tax.

(h)	Shares used in adjusted diluted EPS includes the effect of diluted shares which are anti-dilutive to GAAP EPS.
See non-GAAP financial measure disclosure on Table 2.

Table 4
Valeant Pharmaceuticals International
GAAP reconciliation of basic and diluted earnings per share
For the three and nine months ended September 30, 2005 and 2004

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
(In thousands, except per share data)

Loss from continuing operations	$(4,813)	$(8,536)	$(141,128)	$(46,373)

Non-GAAP pre-tax adjustments:
Acquired IPR&D	—	—	126,399	11,770
Sales force reduction costs, net	—	175	—	4,685
Product impairment charges	—	—	1,532	—
Restructuring charges	135	(69)	506	20,116
Loss on early extinguishment of debt	—	13,994	—	19,892
Settlement of class action lawsuit	—	3,225	—	3,225
Tax effect on the above charges and tax settlements	11,530	(6,370)	31,405	(12,218)

Adjusted income from continuing operations before the above charges	$6,852	$2,419	$18,714	$1,097

Adjusted basic EPS from continuing operations	$0.07	$0.03	$0.20	$0.01

Adjusted diluted EPS from continuing operations	$0.07	$0.03	$0.20	$0.01

Shares used in basic per share calculation	92,626	84,055	91,357	83,795

Shares used in diluted per share calculation	95,316	86,543	94,612	86,543

Reconciliation of consolidated operating income to non-GAAP adjusted earnings before interest, taxes, depreciation and amortization
(“EBITDA”)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2005	2004	% Change	2005	2004	% Change
Consolidated operating income (loss) (GAAP)	$18,781	$8,090	132%	$(72,771)	$(5,290)	—
Depreciation and amortization	22,823	20,652	11%	68,321	62,521	9%

EBITDA (non-GAAP) (a)	41,604	28,742	45%	(4,450)	57,231	—
Non-GAAP adjustments (b)	135	3,331		126,905	39,796

Adjusted EBITDA (non-GAAP) (a)	$41,739	$32,073	30%	$122,455	$97,027	26%

(a)	We believe that EBITDA is a meaningful non-GAAP financial measure as an earnings-derived indicator that approximates cashflow. We calculate EBITDA by adding depreciation and amortization back to consolidated operating income. Adjusted EBITDA excludes the additional costs set forth in note (b) below. Adjusted EBITDA, as defined and presented by us, may not be comparable to similar measures reported by other companies.

(b)	See Tables 2, 2.1, 3 and 3.1 for explanation of non-GAAP adjustments.
See non-GAAP financial measure disclosure in Table 2.

Table 5
Valeant Pharmaceuticals International
Supplemental Sales Information
For the three and nine months ended September 30, 2005 and 2004
(in thousands)

	Three Months Ended			%	Nine Months Ended			%
	September 30,			Increase/	September 30,			Increase/
	2005	2004		(Decrease)	2005	2004		(Decrease)
Dermatology
Efudix/Efudex®(G)(P)	$14,365	$15,442		(7%)	$45,872	$34,216		34%
Kinerase®(G)(P)	5,921	3,777		57%	16,177	11,875		36%
Oxsoralen-Ultra®(G)(P)	449	1,530		(71%)	7,544	8,142		(7%)
Dermatix™(G)(P)	2,249	1,794		25%	6,711	5,098		32%
Other Dermatology	14,203	(a	)	—	34,543	(a	)	—

Infectious Disease
Virazole®(G)(P)	2,939	1,622		81%	11,173	10,118		10%
Other Infectious Disease	4,952	(a	)	—	15,049	(a	)	—

Neurology
Mestinon®(G)(P)	12,206	11,067		10%	32,500	30,327		7%
Diastat(P)*	17,525	—		—	36,993	—		—
Librax(P)	4,042	2,811		44%	9,792	11,314		(13%)
Migranal(P)*	3,744	—		—	8,648	—		—
Dalmane/Dalmadorm(P)	2,597	3,155		(18%)	8,568	8,870		(3%)
Cesamet(P)	2,919	1,474		98%	6,893	3,252		112%
Limbitrol(P)	1,430	1,527		(6%)	4,348	4,106		6%
TASMAR®(G)(P)**	1,438	2,121		(32%)	3,910	2,705		45%
Other Neurology	10,958	(a	)	—	37,050	(a	)	—

Other Therapeutic Classes
Bedoyecta™(P)	14,549	7,652		90%	34,769	17,415		100%
Solcoseryl	5,837	4,426		32%	13,942	13,637		2%
Nyal(P)	4,191	2,892		45%	12,031	9,406		28%
Bisocard(P)	3,284	2,493		32%	9,303	7,051		32%
Calcitonin(P)	1,835	1,509		22%	7,154	8,122		(12%)
Espaven(P)	2,324	1,751		33%	5,395	4,555		18%
Aclotin(P)	1,379	1,506		(8%)	4,269	4,163		3%
Espacil(P)	1,909	1,336		43%	4,000	3,591		11%
Other Pharmaceutical Products	45,759	81,214	(a)	(44%)	149,001	233,095	(a)	(36%)

Total Product Sales	$183,004	$151,099		21%	$525,635	$431,058		22%

Total Global Brand Product Sales(G)	$39,567	$37,353		6%	$123,887	$102,481		21%

Total Promoted Product Sales(P)	$101,295	$65,459		55%	$276,050	$184,326		50%

(a)	In 2004, the Company tracked other products, but not by therapeutic classes; therefore, our ability to provide additional data by therapeutic classes is not practicable at this time. A total for other pharmaceutical products is not provided as the amount would not be comparable to 2005 periods.

(G)	Global products represent those products with targeted centralized promotional strategy.

(P)	Promoted products represent promoted products with annualized sales greater than $5 million.

*	Diastat and Migranal were acquired in March 2005; total sales of products acquired in the Xcel transaction were $22.9 million and $54.5 million for the three and nine months ended September 30, 2005, respectively.

**	Tasmar was acquired in April 2004.

Table 6
Valeant Pharmaceuticals International
Consolidated Condensed Statement of Revenue and Operating Income — Regional
For the three and nine months ended September 30, 2005 and 2004
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2005	2004	% Change	2005	2004	% Change
Revenues

Pharmaceuticals
North America	60,524	36,613	65%	$169,865	$99,500	71%
Latin America	43,420	38,514	13%	116,877	104,158	12%
Europe	61,698	61,472	—	189,326	184,671	3%
AAA	17,362	14,500	20%	49,567	42,729	16%

Total pharmaceuticals	183,004	151,099	21%	525,635	431,058	22%

Ribavirin royalty revenues	21,953	15,333	43%	65,494	63,444	3%

Consolidated revenues	$204,957	$166,432	23%	$591,129	$494,502	20%

Cost of goods sold	$55,694	$49,264	13%	$157,355	$141,914	11%

Gross profit margin on pharmaceutical sales	70%	67%		70%	67%

Operating Income (Loss)

Pharmaceuticals

North America	$16,117	$12,060	34%	$49,363	$29,847	65%
Latin America	14,492	10,532	38%	37,342	29,236	28%
Europe	9,858	14,245	(31%)	30,729	25,772	19%
AAA	2,334	1,278	83%	5,253	2,774	89%

	42,801	38,115	12%	122,687	87,629	40%

Corporate expenses	(14,955)	(14,408)	4%	(43,666)	(39,060)	12%

Total specialty pharmaceuticals	27,846	23,707	17%	79,021	48,569	63%

Restructuring charges	(135)	69	—	(506)	(20,116)	(97%)
R&D	(8,930)	(15,686)	(43%)	(24,887)	(21,973)	13%
Acquired IPR&D	—	—	—	(126,399)	(11,770)	974%

Total consolidated operating income (loss)	$18,781	$8,090		$(72,771)	$(5,290)

	Three Months Ended				Nine Months Ended
	Sept. 30, 2005%		Sept. 30, 2004%		Sept. 30, 2005%		Sept. 30, 2004%
Gross Profit

Pharmaceuticals

North America	$49,092	81%	$29,528	81%	$136,657	80%	$82,351	83%
Latin America	31,712	73%	25,757	67%	86,267	74%	73,985	71%
Europe	37,420	61%	38,488	63%	119,572	63%	111,690	60%
AAA	9,086	52%	8,062	56%	25,784	52%	21,118	49%

Total pharmaceuticals	$127,310	70%	$101,835	67%	$368,280	70%	$289,144	67%

Table 7
Valeant Pharmaceuticals International
Consolidated Balance Sheet and Other Data
(in thousands)

	September 30,	December 31,
	2005	2004
Balance Sheet Data

Cash and cash equivalents	$369,818	$222,590
Marketable securities	15,222	238,918

Total cash and marketable securities	$385,040	$461,508

Accounts receivable, net	$168,611	$171,860
Inventory, net	130,260	112,250
Long-term debt	789,721	793,139
Total equity	487,844	476,223

	Nine Months Ended
	September 30,	September 30,
	2005	2004
Other Data

Cash flow provided by (used in) continuing operations

Operating activities	$57,257	$37,933
Investing activities	(85,864)	(170,147)
Financing activities	183,905	(362,237)
Effect of exchange rate changes on cash and cash equivalents	(8,070)	1,082

Net increase (decrease) in cash and cash equivalents	147,228	(493,369)
Net increase (decrease) in marketable securities	(223,696)	91,298

Net decrease in cash and marketable securities	$(76,468)	$(402,071)

Table 8
Valeant Pharmaceuticals International
Supplemental Non-GAAP Information on Currency Effect
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Consolidated

Product sales	$183,004	$151,099	$525,635	$431,058
Currency effect	(6,166)		(21,500)
Product sales, excluding currency impact	$176,838		$504,135

Operating income (loss)	$18,781	$8,090	$(72,771)	$(5,290)
Currency effect	(2,013)		(6,458)
Operating income, excluding currency impact	$16,768		$(79,229)

Geographic Product Sales

North America pharmaceuticals	$60,524	$36,613	$169,865	$99,500
Currency effect	(633)		(1,665)
North America pharmaceuticals, excluding currency impact	$59,891		$168,200

Latin America pharmaceuticals	$43,420	$38,514	$116,877	$104,158
Currency effect	(3,288)		(5,236)
Latin America pharmaceuticals, excluding currency impact	$40,132		$111,641

Europe pharmaceuticals	$61,698	$61,472	$189,326	$184,671
Currency effect	(1,838)		(12,812)
Europe pharmaceuticals, excluding currency impact	$59,860		$176,514

AAA pharmaceuticals	$17,362	$14,500	$49,567	$42,729
Currency effect	(407)		(1,787)
AAA pharmaceuticals, excluding currency impact	$16,955		$47,780
Note: Currency effect is determined by comparing adjusted 2005 reported amounts, calculated using 2004 monthly average exchange rates, to the actual 2004 reported amounts. Constant currency sales is not a GAAP defined measure of revenue growth. Constant currency sales as defined and presented by us may not be comparable to similar measures reported by other companies.